OPPENHEIMER STRATEGIC INVESTMENT GRADE BOND FUND
Supplement dated September 15, 1995
to the Prospectus dated February 1, 1995

The following changes are made to the Prospectus:

1.  The supplement dated July 14, 1995 is replaced by this supplement.

2. The last line of the "Shareholder Transaction Expenses" chart in "Expenses" on page 3 is amended by deleting the references to the $5.00 Exchange Fee and inserting "None" under the headings Class A Shares and Class B Shares.

3. Footnote 1 under the "Shareholder Transaction Expenses" chart in "Expenses" on page 3 is changed to read as follows:

       1. If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares -- Class A Shares," below.

4. Footnote 2 under the "Shareholder Transaction Expenses" chart in "Expenses" on page 3 is deleted.

5. The following paragraphs are added at the end of "How the Fund is Managed" on page 17:

       The Board of Trustees of Oppenheimer Strategic Investment Grade Bond Fund (referred to as "Strategic Investment Grade Bond Fund" or the "Fund") has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Bond Fund ("Bond Fund"). The Board unanimously approved the terms of an agreement and plan of reorganization to be entered into between these funds (the "reorganization plan") and the transactions contemplated (the transactions are referred to as the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

       Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for Class A and Class B shares of Bond Fund, (ii) these shares of Bond Fund would be distributed to the shareholders of the Fund, (iii) Strategic Investment Grade Bond Fund would be liquidated, and (iv) the outstanding shares of Strategic Investment Grade Bond Fund would be cancelled. It is expected that the reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

       A meeting of the shareholders of Strategic Investment Grade Bond Fund is expected to be held on or about September 20, 1995 to vote on the reorganization. Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund (the term "majority" is defined in the Investment Company Act as a special majority. It is also explained in the Statement of Additional Information). There is no assurance that Strategic Investment Grade Bond Fund's shareholders will approve the reorganization. Details about the proposed reorganization were contained in a proxy statement and other soliciting materials sent to Strategic Investment Grade Bond Fund's shareholders of record on July 14, 1995. Persons who became shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization.

6. In "How to Buy Shares," the section entitled "Class A Shares" under "Classes of Shares" on page 19 is changed to read as follows:

       If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more OppenheimerFunds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Class A Shares" below.

7. In "How to Buy Shares," the section entitled "Which Class of Shares Should You Choose?" on page 19 is changed by adding a new final sentence to the second paragraph of that section as follows:

       The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

8. In "How to Buy Shares," the following is added as the first paragraph of the section entitled "How Much Must You Invest?" on page 20:

       Shares of the Fund are not available for sale to new investors, including shares purchased by exchange from other OppenheimerFunds, lump-sum purchases, and purchases under an Asset Builder Plan (described below) or by reinvestment of dividends or distributions from other OppenheimerFunds, or under the "Reinvestment Privilege," described below. Existing Fund shareholders may purchase additional Fund shares through subsequent investments or reinvestment of Fund dividends or distributions. The foregoing is subject to the right of the Fund and the Distributor, in their complete discretion, to modify or terminate the terms of this offer at any time without prior notice. The remaining sections of this Prospectus are hereby amended to conform to the terms of this offer.

9. In "How to Buy Shares," the first paragraph of the section "Class A Contingent Deferred Sales Charge" on page 21 is amended in its entirety to read as follows:

       There is no initial sales charge on purchases of Class A shares of any one or more of the OppenheimerFunds in the following cases:
              - purchases aggregating $1 million or more, or
              - purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

              Shares of any of the OppenheimerFunds that offers only one class of shares that has no designation are considered "Class
       A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

10. In "Reduced Sales Charges for Class A Purchases" on page 22 the first sentence of the section "Right of Accumulation" is changed to read as follows:

       To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors.

The first two sentences of the second paragraph of that section are revised to read as follows:

              Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other OppenheimerFunds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of OppenheimerFunds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the OppenheimerFunds.

11. The first sentence of the section entitled "Letter of Intent" is revised to read as follows:

       Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other OppenheimerFunds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period.

12. In the section entitled "Waivers of Class A Sales Charges" on pages 22 and 23 the following changes are made:

The first sentence of the first paragraph is replaced by a new introductory paragraph set forth below and the list of circumstances describing the sales charge waivers follows a new initial sentence:

       - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

              Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

The introductory phrase preceding the list of sales charge waivers in the second paragraph is replaced by the following and a new subsection (d) is added to that same paragraph following subsection (c):

              Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:
       . . .
              (d) shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

The third paragraph of that section is revised to read as follows:

              Waivers of the Class A Contingent Deferred Sales Charge.
       The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
              - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans"); or
              - to return excess contributions made to Retirement Plans; or
              - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value; or
              - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder
       Account Rules and Policies," below); or
              - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or
              - for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue
       Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

13. The first paragraph of the section entitled "Waivers of Class B Sales Charge" on page 24 is amended by replacing the introductory phrase of that paragraph with the sentences below and adding a new subsection (5) at the end of that paragraph as follows:

       - Waivers of Class B Sales Charge. The Class B contingent deferred sales charge will not be applied to shares purchased in certain types of transactions nor will it apply to Class B shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

              Waivers for Redemptions of Shares in Certain Cases. The Class B contingent deferred sales charge will be waived for redemptions of shares in the following cases:

              . . . .

              (5) for distributions from OppenheimerFunds prototype 401(k) plans (a) for hardship withdrawals; (b) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (c) to meet minimum distribution requirements as defined in the Internal Revenue Code; (d) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (e) for separation from service.

14. In the section entitled "Reinvestment Privilege" on page 26, the first three sentences are revised to read as follows:

       If you redeem some or all of your Class A or B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other OppenheimerFunds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or B shares on which you paid a contingent deferred sales charge when you redeemed them.

15. In the section entitled "Retirement Plans" on page 26, the following is added to the list of plans offered by the Distributor:

       - 401(k) prototype retirement plans for businesses

16. The first paragraph of the section entitled "How to Exchange Shares" on page 28 is amended by deleting the second and third sentences.



September 15, 1995                                           PS0245.003